                                                                      Exhibit 99



October 20, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated October 20, 2004 of CytRx Corporation and are in agreement with the statements contained in the first sentence of the first paragraph on page 1, in the last paragraph beginning on page 2 and ending on page 3, and in the third sentence of the first paragraph on page 3 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                /s/ ERNST & YOUNG LLP